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                                                                     Exhibit 11a

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 7 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62420 and 811-07704) under the Securities Act of 1933, as amended.



                                    /s/ Ropes & Gray
                                    ---------------------
                                    Ropes & Gray

Washington, D.C.
February 27, 1996